UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 6, 2006

Westcorp
(Exact Name of Registrant as Specified in its Charter)

California (State or Other Jurisdiction of Incorporation or Organization)	001-09910 (Commission File Number)	51-0308535 (I.R.S. Employer Identification No.)
23 Pasteur, Irvine, California 92618-3804
(Address of Principal Executive Offices) (Zip Code)
(949) 727-1002
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 6, 2006, Westcorp announced that its shareholders have approved its merger with Wachovia Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
99.1          Press Release, dated January 6, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCORP, a California corporation
Date: January 6, 2006	By:	/s/ Robert J. Costantino
Robert J. Costantino
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Index to Exhibits

Exhibit	Description
99.1	Press Release, dated January 6, 2006